UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 14, 2005
Date of report (Date of earliest event reported)
STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (337) 237-0410
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Section 7 – Regulation FD
Item 7.01. Regulation FD Disclosure.
     On November 14, 2005, we issued a press release announcing a delay in the filing of our September 30, 2005 Form 10-Q pending the filing of our amended Form 10-K for the year 2004 and our amended current reports on Forms 10-Q for the periods ended March 31, 2005 and June 30, 2005. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
     In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
99.1	Press release dated November 14, 2005, “Stone Energy Corporation Announces Delay in Filing of Reports to Securities and Exchange Commission.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION
Date: November 16 , 2005	By:	/s/ J. Kent Pierret
J. Kent Pierret
Senior Vice President, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated November 14, 2005, “Stone Energy Corporation Announces Delay in Filing of Reports to Securities and Exchange Commission.”